                       Strategic PartnersSM (ICON)

     Strategic Partners Focused Growth Fund

           ANNUAL REPORT
           FEBRUARY 28, 2001

           Fund Type   Stock
           Objective   Long-term growth of capital

(GRAPHIC)

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

Strategic PartnersSM   Strategic Partners Focused Growth Fund

Performance at a Glance

Investment Goals and Style
The investment objective of the Strategic Partners
Focused Growth Fund is long-term
growth of capital. The Fund's strategy is to combine the efforts of two investment advisers who employ a growth style, Jennison
Associates and Alliance Capital Management.
Each adviser selects approximately 20 securities.
Jennison invests in mid-size and large
companies that it believes have superior absolute and relative earnings growth and which are attractively valued. Jennison looks for firms with a competitive advantage in technology, distribution or brand name, or other qualities that set it apart from the competition. Alliance emphasizes large companies that, in its view, have strong management, superior industry position, excellent balance sheets, and the ability to demonstrate superior earnings growth. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition
   Sectors expressed as a percentage of
net assets as of 2/28/01
      26.0%  Communication Services
      22.8   Healthcare
      19.1   Consumer Cyclical
      13.3   Finance
       9.9   Technology
       5.4   Energy
       3.5   Cash & Equivalents, Net

Five Largest Holdings

   Expressed as a percentage of the Fund's
net assets as of 2/28/01
   7.4%  Kohl's Corp.
         Retail
   7.3   Pfizer, Inc.
         Pharmaceuticals
   6.3   Viacom, Inc.
         Media
   5.5   Citigroup, Inc.
         Financial Services
   4.7   Vodafone Group PLC (ADR)
         Telecommunications

Holdings are subject to change.

                        www.strategicpartners.com  (800) 225-1852

Cumulative Total Returns1                       As of 2/28/01

                       Since Inception2        Since Inception2
                    (Without sales charge)   (With sales charge)

   Class A                -27.00                    -30.65
   Class B                -27.40                    -32.40
   Class C                -27.40                    -29.13
   Class Z                -26.90                    -26.90
   Lipper Multi-Cap
    Growth Fund Avg.3     -20.31                      N/A

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management
LLC and Lipper Inc. Since the Fund has
been in existence less than one year, returns are cumulative, and therefore no average annual total returns are presented. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception date: Class A, B, C, and Z, 6/1/00.

3 The Lipper Since Inception return is for all funds in each share class in the Multi-Cap
Growth Fund category. The Lipper average is unmanaged. The
Lipper Multi-Cap Growth Fund Average
includes funds that invest in a variety of market cap ranges, generally have between 25%-
75% of their equity assets invested in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median of the S&P(r) Mid-Cap
400 Index, invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index, and have an above-average price/earnings ratio, price-to-book ratio, and three-year earnings growth figure.

S&P(r) is a registered trademark of The McGraw-Hill
Companies, Inc.

Strategic Partners Focused Growth Fund

                           April 19, 2001

Dear Shareholder,
Since its inception on June 1, 2000 through February 28, 2001, the Strategic Partners
Focused Growth Fund's Class A shares returned -
27.00% (-30.65% to those paying the
maximum one-time Class A share sales charge). This return was in line with the overall market for growth stocks. However, it trailed the -20.31% return of its Lipper Large-Cap
Growth Fund peer group.

The first fiscal year of the Strategic Partners
Focused Growth Fund proved to be a very
difficult period for growth style investing. It followed an unprecedented six successive years in which the growth style outperformed the value style. This culminated in an unsustainable focus on the technology and telecommunications sectors around the turn of the year 2000. Thus, the Fund's fiscal year came during a period of adjustment in the U.S. money supply, technology inventories, and share prices.
In addition, the Federal Reserve (the
Fed) increased short-term interest rates three times in the first half of 2000. These factors together created widespread expectations that the economy would slow, damaging rapidly growing companies' earning potential and the attractiveness of growth stocks.

Clearly, the past months have been difficult ones for growth stocks. However, what has happened to growth stocks illustrates the importance of maintaining a diversified portfolio and a long-term investment horizon.
Diversification can dilute the impact of market volatility, while long term investing tends to even out the impact of short-term market fluctuations.

For example, over the one-year period ended
December 31, 2000, the Russell 1000 Value
Index returned 7.01%, substantially outperforming the -22.42% return of the Russell 1000
Growth Index over the same period. If we look at the same indexes within the context of the last three years, growth is ahead--hardly surprising, given the unprecedented growth stock run-up. Longer term, though--over the past
10 years--the Russell 1000 Growth and
Value Indexes are virtually equal.

                                             Strategic PartnersSM (ICON)

These statistics strongly reinforce the benefits of long-term, diversified investing. To this end, we believe that the Strategic Partners
Focused Growth Fund, given its emphasis
on growth style investing, may provide an important element of diversification when included as part of a long-term investment program.

We appreciate your confidence and look forward to serving your future investment needs.

Sincerely,


David R. Odenath, Jr., President
Strategic Partners Series--Strategic Partners Focused Growth Fund

Strategic PartnersSM   Strategic Partners Focused Growth Fund

Annual Report   February 28, 2001

INVESTMENT ADVISERs' REPORT

THE COLLAPSE OF TMT STOCKS
The primary growth opportunities in recent years have been in the technology, media, and telecommunications (TMT) industries. In the months preceding March 2000, investors focused almost exclusively on these industries, leaving the rest of the stock market relatively undervalued. Although this reflected the bright business prospects of TMT, share prices got somewhat ahead of their potential for earnings growth. The Fund's reporting period included a substantial correction of this imbalance--a period in which many investors avoided these industries as assiduously as they had chased them before.

Despite the fact that both of the Fund's advisers reduced their technology and telecommunications holdings below a level that would be typical for them, stocks in these groups severely affected the Fund's return. Both advisers favored some of the world's leading telecommunications and networking companies, including Nokia (wireless handsets), Vodafone (wireless services), Cisco Systems (networking equipment), and JDS Uniphase (light-based computing). In addition, Jennison held Ericsson
(wireless infrastructure and handsets)
while Alliance held Corning (light-based networking). The poor returns of all of these stocks were the major factors behind the Fund's substantial negative return.

Both advisers also had commitments in media--
Jennison in Univision and both in Viacom (see
Comments on Largest Holdings for both). These detracted from the period's performance as well.

The TMT companies held by the Fund continue to be the dominant factors in their rapidly growing industries, and now inventories are largely depleted. (In January, new telecommunications equipment orders were up 13.50% over December--a significant improvement over the previous declining trend.)
Both of the Fund's advisers are watching for opportunities to restock in these sectors.

                  www.strategicpartners.com              (800) 225-1852

TWO GOOD PICKS
Strong companies in previously neglected sectors benefited from investors' search for shelter in the declining market. Both advisers had substantial positive contributions from the retail chain Kohl's (see Comments on Alliance's Largest Holdings). It was among the largest gainers for each adviser during the reporting period. Tyco, a capital goods conglomerate, also performed well, releasing a strong earnings report. Moreover, a proposed accounting change is likely to increase its reported earnings this year. It was among Alliance's better stocks.

HEALTHCARE WAS HEALTHY
Both advisers increased their holdings in healthcare as they reduced their commitment in TMT, and both benefited. At period-end, the drug giant Pfizer appears on both advisers' lists of largest holdings, accompanied by the biotechnology firm Amgen on Jennison's list and UnitedHealth Group on Alliance's list. During the period, American Home Products and Eli Lilly (both drug firms) and Amgen were among Jennison's larger contributors, while
UnitedHealth Group was among Alliance's largest.

FINANCIALS WERE SOUND
Financial stocks were another sector that benefited when investors retreated from TMT, despite rising interest rates through much of the period and a slowing of investment banking business. Rising interest rates normally hurt the earnings of most financial companies. Nonetheless, Jennison's holdings in Merrill Lynch posted a solid positive return, while Alliance contributed positive returns from the credit-card bank MBNA and from Citigroup (see Comments on Alliance's
Largest Holdings). As the Fed began a
series of interest-rate cuts in January 2001, and with the prospect of continuing consolidation in the financial sector, investors favored financial companies that were positioned to best benefit from a reacceleration of growth.

Strategic Partners Focused Growth Fund Management Team

Strategic PartnersSM   Strategic Partners Focused Growth Fund

Annual Report   February 28, 2001

Comments on Jennison's Largest Holdings As of 2/28/01
Expressed as a percentage of Strategic Partners
Focused Growth Fund assets managed by Jennison.

7.1%   American Home Products Corp./Pharmaceuticals
Healthcare stocks are relatively unaffected by the economic slowdown. American Home
Products recently launched several new products, lifting both sales and earnings growth.
Shares had been held back by a product liability issue related to the fen-phen weight reduction combination, but we expect that this will be resolved and the stock's price/earnings multiple will rise.

6.8%   Microsoft Corp./Software
Microsoft is the world's dominant software company, and we were able to buy it well below its historic highs. It is entering a new product cycle, as Windows 2000 (its new business operating system) starts to gain momentum and it prepares to introduce a new generation of operating systems for consumers.

6.0%    Amgen, Inc./Biotechnology
Amgen is a leading global biotechnology company that discovers, develops, manufactures, and markets human drugs that are based on advances in cellular and molecular biology.
Its major products include Epogen (to treat anemia related to kidney failure) and
Neupogen (to prevent infection in chemotherapy patients). We believe that Amgen's new product cycle, particularly Aranesp (to treat kidney-related blood disorders), will allow the company to continue its strong earnings growth.

5.8%   Viacom, Inc./Media
We tend to have confidence in firms with strong senior management, and Viacom is among them. We saw a buying opportunity when its share price declined because advertising slumped during the economic slowdown. CBS is reviving after a long unproductive period, and radio profits look good. We expect a midyear rebound with the recovering economy.

5.8%   Pfizer, Inc./Pharmaceuticals
Pfizer, after absorbing Warner-Lambert, became the largest and fastest-growing drug firm in the United States, and the second-largest in the world. We expect sales to come in at about $29.5 billion for 2000, and strong annual earnings growth for the next few years.
Products include Lipitor and Norvasc for cardiovascular disease, and Viagra for impotence. Pfizer's pipeline includes an inhalable form of insulin--Pregabalin--a treatment for epilepsy, neuropathic pain, and multiple anxiety disorder.

Holdings are subject to change.

www.strategicpartners.com     (800) 225-1852

Comments on Alliance's Largest Holdings As of 2/28/01
Expressed as a percentage of Strategic Partners
Focused Growth Fund assets managed by Alliance Capital Management.

9.7%   Kohl's Corp./Retail
Kohl's is a fast-growing retailer that has carved out a lucrative niche between mall department stores and discounters, distributing brand products at discount prices. It operates 320 stores in 26 states, with plans to add 55 to 60 this year and to enter the Southern California market in 2003. Its Year 2000 results mark the fifth consecutive year of earnings growth over 30%.

8.9%   Pfizer, Inc./Pharmaceuticals
Pfizer is a research-based pharmaceutical company that develops, manufactures, and markets medicines for humans and animals. Its recent merger with Warner-Lambert makes it the fastest-growing company in the industry. Its leading drugs include Lipitor
(cholesterol), Viagra (impotence), Norvasc (high blood pressure), and Zoloft
(depression). We expect strong earnings growth in 2001.

6.9%   UnitedHealth Group, Inc./Medical Products & Services
United is the nation's second-largest health insurer, providing care services through its own managed health system. It also provides specialty services to other healthcare providers.
Its strong growth was reflected in fourth-quarter earnings above analysts' estimates. It also added 2.1 million customers to its Uniprise and UnitedHealth segments during the 12 months ending January 2001.

6.7%   Viacom, Inc./Media
Viacom is a diversified entertainment company that owns broadcasting and cable networks, entertainment production companies, theme parks, publishing houses, and Internet services. Its brands include CBS, MTV, Nickelodeon, BET, Paramount Pictures, Infinity
Broadcasting, Blockbuster, and Simon and Schuster.
It has demonstrated consistent
performance, including a 56% rise in revenues for 2000.

5.5%   Citigroup, Inc./Financial Services
Citigroup provides financial services--including investment banking, securities underwriting, brokerage, corporate banking, and cash management--to consumers and institutions in more than 100 countries. Its brands include Citibank, CitiFinancial,
Primerica, Salomon Smith Barney, and Travelers.
The company is taking steps to assure a
position in rapidly growing markets, and its earnings continue to be solid and predictable.

Holdings are subject to change.

Strategic PartnersSM   Strategic Partners Focused Growth Fund

Annual Report   February 28, 2001

               Financial
                   Statements

       Strategic Partners Series     Strategic Partners Focused Growth Fund
             Portfolio of Investments as of February 28, 2001

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  96.5%
Common Stocks
-------------------------------------------------------------------------------------
Airlines  2.3%
    173,700   UAL Corp.                                           $      6,609,285
-------------------------------------------------------------------------------------
Biotechnology  3.2%
    129,500   Amgen, Inc.(a)                                             9,332,094
-------------------------------------------------------------------------------------
Computers  2.3%
    309,800   Dell Computer Corp.(a)                                     6,776,875
-------------------------------------------------------------------------------------
Diversified Manufacturing  3.6%
    149,400   General Electric Co.                                       6,947,100
     67,000   Tyco International Ltd.                                    3,661,550
                                                                  ----------------
                                                                        10,608,650
-------------------------------------------------------------------------------------
Financial Services  11.3%
    327,663   Citigroup, Inc.                                           16,114,466
    137,000   Household International, Inc.                              7,935,040
     38,500   J.P. Morgan Chase & Co.                                    1,796,410
    222,375   MBNA Corp.                                                 7,311,690
                                                                  ----------------
                                                                        33,157,606
-------------------------------------------------------------------------------------
Insurance  2.0%
     90,500   Hartford Financial Services Group, Inc.                    5,778,425
-------------------------------------------------------------------------------------
Media  10.3%
    266,400   AOL Time Warner, Inc.(a)                                  11,729,592
    370,100   Viacom, Inc.(a)                                           18,393,970
                                                                  ----------------
                                                                        30,123,562
-------------------------------------------------------------------------------------
Medical Products  2.9%
     87,400   Johnson & Johnson                                          8,506,642
-------------------------------------------------------------------------------------
Medical Services  3.3%
    160,300   Unitedhealth Group, Inc.                                   9,494,569
-------------------------------------------------------------------------------------
Oil Services  3.1%
    118,900   BJ Services Co.(a)                                         9,036,400

    See Notes to Financial Statements                                      9

       Strategic Partners Series     Strategic Partners Focused Growth Fund
             Portfolio of Investments as of February 28, 2001 Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Pharmaceuticals  13.4%
    180,200   American Home Products Corp.                        $     11,130,954
    474,800   Pfizer, Inc.                                              21,366,000
    128,600   Pharmacia Corp.                                            6,648,620
                                                                  ----------------
                                                                        39,145,574
-------------------------------------------------------------------------------------
Retail  13.2%
    193,700   Home Depot, Inc.                                           8,232,250
    327,200   Kohl's Corp.(a)                                           21,565,752
    288,100   Tiffany & Co.                                              8,962,791
                                                                  ----------------
                                                                        38,760,793
-------------------------------------------------------------------------------------
Software  3.6%
    180,100   Microsoft Corp.(a)                                        10,625,900
-------------------------------------------------------------------------------------
Technology  4.0%
    265,300   Cisco Systems, Inc.(a)                                     6,284,294
    137,800   EMC Corp.(a)                                               5,478,928
                                                                  ----------------
                                                                        11,763,222
-------------------------------------------------------------------------------------
Telecommunications  15.7%
    107,500   Amdocs Ltd.(a)                                             6,988,575
    343,300   AT&T Corp.                                                 7,212,733
     90,000   Corning, Inc.                                              2,439,000
     64,000   JDS Uniphase Corp.(a)                                      1,712,000
    304,400   Nokia Corp. (ADR)(a)                                       6,696,800
    200,300   Qwest Communications International, Inc. (a)               7,405,091
    498,800   Vodafone Group PLC (ADR)                                  13,622,228
                                                                  ----------------
                                                                        46,076,427
-------------------------------------------------------------------------------------
Utilities-Electric & Gas  2.3%
     98,400   Enron Corp.                                                6,740,400
                                                                  ----------------
              Total long-term investments (cost $317,557,132)          282,536,424
                                                                  ----------------

    10                                     See Notes to Financial Statements

       Strategic Partners Series     Strategic Partners Focused Growth Fund
             Portfolio of Investments as of February 28, 2001 Cont'd.

Principal                                Moody's
Amount                                   Ratings       Interest    Maturity    Value
(000)        Description                 (Unaudited)   Rate        Date        (Note 1)
--------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  4.1%
Commercial Paper
  $  7,773   American Express Co.        P1            6.55%         9/01/01   $    7,773,000
             General Electric Capital
     1,082    Corp.                      P1            6.55          9/01/01        1,082,000
                                         P1            6.55          9/01/01        3,186,000
     3,186   General Electric Int'l.
              Funding Corp.
                                                                               --------------
             Total short-term investments
              (cost $12,041,000)                                                   12,041,000
                                                                               --------------
             Total Investments  100.6%
              (cost $329,598,132)                                                 294,577,424
             Liabilities in excess of
              other assets  (0.6%)                                                 (1,696,114)
                                                                               --------------
             Net Assets  100%                                                  $  292,881,310
                                                                               --------------
                                                                               --------------

------------------------------
(a) Non-income producing security.
ADR--American Depository Receipt.
PLC--Public Liability Company (British Company).
    See Notes to Financial Statements                                     11

       Strategic Partners Series     Strategic Partners Focused Growth Fund
             Statement of Assets and Liabilities

                                                                 February 28, 2001
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $329,598,132)                         $   294,577,424
Receivable for Fund shares sold                                           495,097
Receivable for Investments sold                                         4,490,484
Dividends and interest receivable                                         135,275
Prepaid assets                                                              1,166
                                                                 -----------------
      Total assets                                                    299,699,446
                                                                 -----------------
LIABILITIES
Payable to custodian                                                        8,238
Payable for Investments purchased                                       5,129,244
Payable for Fund shares reacquired                                        770,510
Accrued expenses and other liabilities                                    486,529
Management fee payable                                                    219,760
Distribution fee payable                                                  203,855
                                                                 -----------------
      Total liabilities                                                 6,818,136
                                                                 -----------------
NET ASSETS                                                        $   292,881,310
                                                                 -----------------
                                                                 -----------------
Net assets were comprised of:
   Shares of beneficial interest, at par                          $        40,300
   Paid-in capital in excess of par                                   407,191,309
                                                                 -----------------
                                                                      407,231,609
   Accumulated net realized loss on investments                       (79,329,591)
   Net unrealized depreciation on investments                         (35,020,708)
                                                                 -----------------
Net assets, February 28, 2001                                     $   292,881,310
                                                                 -----------------
                                                                 -----------------

    12                                     See Notes to Financial Statements

       Strategic Partners Series     Strategic Partners Focused Growth Fund
             Statement of Assets and Liabilities Cont'd.

                                                                 February 28, 2001
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share ($43,199,540
      / 5,917,962 shares of beneficial interest issued and
      outstanding)                                                          $7.30
   Maximum sales charge (5% of offering price)                               0.38
                                                                 -----------------
   Maximum offering price to public                                         $7.68
                                                                 -----------------
                                                                 -----------------
Class B:
   Net asset value and redemption price per share
      ($137,671,427 / 18,966,488 shares of beneficial interest
      issued and outstanding)                                               $7.26
                                                                 -----------------
                                                                 -----------------
Class C:
   Net asset value and redemption price per share ($96,436,582
      / 13,285,700 shares of beneficial interest issued and
      outstanding)                                                          $7.26
   Sales charge (1% of offering price)                                       0.07
                                                                 -----------------
   Offering price to public                                                 $7.33
                                                                 -----------------
                                                                 -----------------
Class Z:
   Net asset value and redemption price per share ($15,573,761
      / 2,129,985 shares of beneficial interest issued and
      outstanding)                                                          $7.31
                                                                 -----------------
                                                                 -----------------

    See Notes to Financial Statements                                     13

       Strategic Partners Series     Strategic Partners Focused Growth Fund
             Statement of Operations

                                                                 June 2, 2000(a)
                                                                     through
                                                                February 28, 2001
-----------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Dividends (net of foreign withholding tax of $25,216)          $    1,166,763
   Interest                                                              939,046
                                                               --------------------
      Total income                                                     2,105,809
                                                               --------------------
Expenses
   Management fee                                                      2,477,661
   Distribution fee--Class A                                             110,806
   Distribution fee--Class B                                           1,232,457
   Distribution fee--Class C                                             908,657
   Registration fees                                                     375,000
   Transfer agent's fees and expenses                                    229,000
   Reports to shareholders                                               222,000
   Amortization of offering costs                                        118,652
   Custodian's fees and expenses                                         126,000
   Audit fee                                                              30,000
   Trustees' fees and expenses                                            26,000
   Legal fees and expenses                                                12,000
   Miscellaneous expenses                                                 28,252
                                                               --------------------
      Total expenses                                                   5,896,485
                                                               --------------------
Net investment loss                                                   (3,790,676)
                                                               --------------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investment transactions                         (79,329,591)
Net unrealized depreciation on investments                           (35,020,708)
                                                               --------------------
Net loss on investments                                             (114,350,299)
                                                               --------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $ (118,140,975)
                                                               --------------------
                                                               --------------------
------------------------------
(a) Commencement of investment operations.

    14                                     See Notes to Financial Statements

       Strategic Partners Series     Strategic Partners Focused Growth Fund
             Statement of Changes in Net Assets

                                                                June 2, 2000(a)
                                                                    through
                                                               February 28, 2001
----------------------------------------------------------------------------------
INCREASE IN NET ASSETS
Operations
   Net investment loss                                           $   (3,790,676)
   Net realized loss on investments                                 (79,329,591)
   Net unrealized depreciation on investments                       (35,020,708)
                                                              --------------------
   Net decrease in net assets resulting from operations            (118,140,975)
                                                              --------------------
Fund share transactions (Note 5)
   Net proceeds from shares sold                                    479,824,324
   Cost of shares reacquired                                        (68,902,039)
                                                              --------------------
   Net increase in net assets from Fund share transactions          410,922,285
                                                              --------------------
Total increase                                                      292,781,310
NET ASSETS
Beginning of period                                                     100,000
                                                              --------------------
End of period                                                    $  292,881,310
                                                              --------------------
                                                              --------------------
------------------------------
(a) Commencement of investment operations.

    See Notes to Financial Statements                                     15

       Strategic Partners Series     Strategic Partners Focused Growth Fund
             Notes to Financial Statements

      Strategic Partners Series (the 'Company') is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Company currently consists of three Series: Strategic Partners Series--Strategic Partners Focused Growth Fund (the 'Fund'), Strategic Partners New Era Growth Fund and Strategic Partners Focused Value Fund. The financial statements of the other Series are not presented herein. The Company was established as a Delaware business Trust on January 28, 2000. The Fund had no significant operations other than the issuance of 2,500 shares of each Class A, Class B, Class C and Class Z shares of beneficial interest for $100,000 on March 15, 2000 to Prudential Investments Fund Management LLC ('PIFM').

      The investment objective of the Fund is long-term growth of capital. The Fund pursues its objective by investing primarily in approximately 40 equity-related securities that are selected by the Fund's two investment subadvisers (up to approximately 20 each) as having strong capital appreciation potential.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities for which the primary market is on an
exchange or NASDAQ National Market securities are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by PIFM, in consultation with the subadvisers, to be over-the-counter, are valued by an independent pricing agent or principal market maker. Privately placed securities including equity securities for which market prices may be obtained from primary dealers shall be valued at the bid prices provided by such primary dealers. Securities for which market quotations are not readily available, may be valued using the last available market quotation for a period not to exceed five days, provided PIFM and the subadvisers feel this is representative of market value, afterwards, such securities are valued in good faith under procedures adopted by the Trustees.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

      All securities are valued as of 4:15 p.m., New York time.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses from security transactions

       Strategic Partners Series     Strategic Partners Focused Growth Fund
             Notes to Financial Statements Cont'd.

are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    For federal income tax purposes, each series in the Company is treated as a separate tax paying entity. It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Offering Expenses:    Offering cost originally estimated at $258,000 were
actually incurred in the amount of approximately $119,000. The offering costs were amortized ratably over a period not to exceed twelve months from the date the Fund commenced investment operations.

      Reclassification of Capital Accounts:    The Fund accounts for and reports
distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gains, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease net investment loss and paid-in capital by $3,790,676 for the year ended February 28, 2001, due to a net operating loss and certain expenses not deductible for tax purposes. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements
The Company has a management agreement for the Fund with PIFM. Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. PIFM has entered into

       Strategic Partners Series     Strategic Partners Focused Growth Fund
             Notes to Financial Statements Cont'd.

subadvisory agreements with Alliance Capital Management, L.P. ('Alliance') and Jennison Associates LLC ('Jennison'). Each subadviser furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the services of the subadviser, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses. Effective March 31, 2001, PIC changed its name to Prudential Investment Management, Inc. Each of the two subadvisers manages approximately 50% of the assets of the Fund. In general, in order to maintain an approximately equal division of assets between the two subadvisers, all daily cash inflows (i.e., subscriptions and reinvested distributions) and outflows (i.e., redemptions and expense items) will be divided between the two subadvisers as PIFM deems appropriate. In addition, there will be periodic rebalancing of the portfolio's assets to take into account market fluctuations in order to maintain the approximately equal allocation. As a consequence, the portfolio will allocate assets from the better performing of the two subadvisers to the other.

      The management fee paid to PIFM is computed daily and payable monthly, at an annual rate of .90 of 1% of the Fund's average daily net assets up to and including $1 billion and .85 of 1% of such average daily net assets in excess of $1 billion.

      The Company has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by it. The distribution fees for Class A, B and C shares are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Class A, Class B and Class C Plans were .25%, 1% and 1%, respectively, for the period ended February 28, 2001.

      PIMS has advised the Fund that it has received approximately $2,885,400 and $1,511,200 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the period ended February 28, 2001. From these fees, PIMS paid such sales charges to affiliated broker-dealers which in turn paid commissions to salespersons and incurred other distribution costs.

       Strategic Partners Series     Strategic Partners Focused Growth Fund
             Notes to Financial Statements Cont'd.

      PIMS has advised the Fund that it has received approximately $416,000 and $146,400 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIFM, PIMS and Jennison are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

      On March 7, 2001, the Company, along with other affiliated registered investment companies (the 'Funds'), entered into an amended syndicated credit agreement (the 'amended SCA') with an unaffiliated lender. The maximum commitment under the amended SCA is $500 million. Interest on any borrowings will be at market rates. The Funds pay a commitment fee .080 of 1% of the unused portion of the credit facility. The expiration date of the amended SCA is March 6, 2002.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PIFM and an indirect wholly owned subsidiary of Prudential, serves as the Fund's transfer agent. During the period ended February 28, 2001, the Fund incurred fees of approximately $227,400 for the services of PMFS. As of February 28, 2001, approximately $29,400 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

      For the period ended February 28, 2001, Prudential Securities Incorporated, an indirect wholly owned subsidiary of Prudential, earned approximately $5,800 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the period ended February 28, 2001 aggregated $803,804,700 and $406,916,729, respectively.

      The United States federal income tax basis of the Fund's investments at February 28, 2001 was $333,336,708 and, accordingly, net unrealized depreciation for federal income tax purposes was $38,759,284 (gross unrealized appreciation--$9,137,862; gross unrealized depreciation--$47,897,146).

      For federal income tax purposes, the Fund has a capital loss carryforward as of February 28, 2001 of approximately $26,354,680, which expires in 2007. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such capital loss carryforward. In addition, the Fund has elected to treat net capital losses of $49,236,335 incurred in the four month period ended February 28, 2001 as having occurred in the next fiscal year.
                                                                          19

       Strategic Partners Series     Strategic Partners Focused Growth Fund
             Notes to Financial Statements Cont'd.

Note 5. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There is an unlimited number of shares of beneficial interest, $.001 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z.

      Transactions in shares of beneficial interest were as follows:

Class A                                                        Shares         Amount
-----------------------------------------------------------  ----------    ------------
June 2, 2000(a) through
  February 28, 2001:
Shares sold                                                   7,995,284    $ 79,922,524
Shares reacquired                                            (2,079,822)    (18,924,348)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                 5,915,462    $ 60,998,176
                                                             ----------    ------------
                                                             ----------    ------------
Class B
-----------------------------------------------------------
June 2, 2000(a) through
  February 28, 2001:
Shares sold                                                  20,871,945    $208,244,468
Shares reacquired                                            (1,907,957)    (16,139,200)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                18,963,988    $192,105,268
                                                             ----------    ------------
                                                             ----------    ------------
Class C
-----------------------------------------------------------
June 2, 2000(a) through
  February 28, 2001:
Shares sold                                                  15,417,182    $154,148,163
Shares reacquired                                            (2,133,982)    (18,829,012)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                13,283,200    $135,319,151
                                                             ----------    ------------
                                                             ----------    ------------
Class Z
-----------------------------------------------------------
June 2, 2000(a) through
  February 28, 2001:
Shares sold                                                   3,760,771    $ 37,509,169
Shares reacquired                                            (1,633,286)    (15,009,479)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                 2,127,485    $ 22,499,690
                                                             ----------    ------------
                                                             ----------    ------------

------------------------------
(a) Commencement of investment operations.
    20

       Strategic Partners Series     Strategic Partners Focused Growth Fund
             Financial Highlights

                                           June 2, 2000(a) through February 28, 2001
                                ---------------------------------------------------------------
                                  Class A          Class B          Class C          Class Z
-----------------------------------------------------------------------------------------------------
PER SHARE OPERATING
   PERFORMANCE:
Net asset value, beginning
   of period                    $      10.00     $      10.00     $      10.00     $      10.00
                                ------------     ------------     ------------     ------------
Income from investment
   operations
Net investment loss                    (0.06)           (0.10)           (0.10)           (0.04)
Net realized and unrealized
   loss on investments                 (2.64)           (2.64)           (2.64)           (2.65)
                                ------------     ------------     ------------     ------------
   Total from investment
      operations                       (2.70)           (2.74)           (2.74)           (2.69)
                                ------------     ------------     ------------     ------------
Net asset value, end of
period                          $       7.30     $       7.26     $       7.26     $       7.31
                                ------------     ------------     ------------     ------------
                                ------------     ------------     ------------     ------------
TOTAL RETURN(b):                      (27.00)%         (27.40)%         (27.40)%         (26.90)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(000)                           $     43,200     $    137,671     $     96,437     $     15,574
Average net assets (000)        $     59,259     $    164,779     $    121,487     $     22,544
Ratios to average net
assets:(c)
   Expenses, including
      distribution and
      service (12b-1) fees              1.57%            2.32%            2.32%            1.32%
   Expenses, excluding
      distribution and
      service (12b-1) fees              1.32%            1.32%            1.32%            1.32%
   Net investment loss                 (0.80)%          (1.56)%          (1.56)%          (0.55)%
Portfolio turnover(d)                    116%             116%             116%             116%

------------------------------
(a) Commencement of investment operations.
(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total return does not consider the effects of sales loads. Total returns for periods of less than one full year are not annualized.
(c) Annualized.
(d) Not annualized.
    See Notes to Financial Statements                                     21

       Strategic Partners Series     Strategic Partners Focused Growth Fund
             Report of Independent Accountants

To the Shareholders and Board of Trustees of Strategic Partners Focused Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Partners Focused Growth Fund (the 'Fund') at February 28, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the period June 2, 2000 (commencement of operations) through February 28, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 28, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
April 13, 2001

Strategic PartnersSM   Strategic Partners Focused Growth Fund

Getting the Most from Your Mutual Fund

Your financial professional can provide you with the following services:

There's No Reward Without Risk; but Is This Risk
Worth It?
Your financial professional can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

Keeping Up With the Joneses
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

Buy Low, Sell High
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

Strategic PartnersSM   Strategic Partners Focused Growth Fund

Getting the Most from Your Mutual Fund

How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem.
We'd like to help. So we'll use this
space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs):
Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls-- sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.
Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

               www.strategicpartners.com    (800) 225-1852

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment.
While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold
(converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government on the U.S. market and denominated in U.S. dollars.

Strategic PartnersSM   Strategic Partners Focused Growth Fund
Class A     Growth of a $10,000 Investment
(GRAPH)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since the Fund has been in existence less than one year, no average annual total returns are presented. The graph compares a $10,000 investment in Strategic
Partners Focused Growth Fund (Class A shares) with a similar investment in the Standard & Poor's
500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the commencement of operations of the share class, and the account values at the end of the current fiscal year (February 28, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The
S&P 500 Index's total returns include
the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund. The
Index is not the only one that may be
used to characterize performance of stock funds.
Other indexes may portray different
comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

          www.strategicpartners.com    (800) 225-1852

Class B     Growth of a $10,000 Investment
(GRAPH)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since the Fund has been in existence less than one year, no average annual total returns are presented. The graph compares a $10,000 investment in Strategic
Partners Focused Growth Fund (Class B shares) with a similar investment in the S&P 500 Index by portraying the initial account values at the commencement of operations of the share class, and the account values at the end of the current fiscal year (February 28, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on February 28, 2001; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested.
Class B shares will automatically convert to Class
A shares, on a quarterly basis,
beginning approximately seven years after purchase.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The
S&P 500 Index's total returns include
the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund. The
Index is not the only one that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance.
Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Strategic PartnersSM   Strategic Partners Focused Growth Fund

Class C     Growth of a $10,000 Investment
(GRAPH)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since the Fund has been in existence less than one year, no average annual total returns are presented. The graph compares a $10,000 investment in Strategic Partners Focused Growth Fund (Class C shares) with a similar investment in the S&P 500 Index by portraying the initial account values at the commencement of operations of the share class, and the account values at the end of the current fiscal year
(February 28, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on February 28, 2001; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The
S&P 500 Index's total returns include
the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund. The
Index is not the only one that may be
used to characterize performance of stock funds.
Other indexes may portray different
comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

                   www.strategicpartners.com  (800) 225-1852

Class Z     Growth of a $10,000 Investment
(GRAPH)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since the Fund has been in existence less than one year, no average annual total returns are presented. The graph compares a $10,000 investment in Strategic Partners Focused Growth Fund (Class Z shares) with a similar investment in the S&P 500 Index by portraying the initial account values at the commencement of operations of the share class, and the account values at the end of the current fiscal year (February 28, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted;
and (b) all dividends and distributions
were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The
S&P 500 Index's total returns include
the reinvestment of all
dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of utility stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

For More Information

Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101
(800) 225-1852
(732) 482-7555 (Calling from outside the U.S.)

Trustees
Eugene C. Dorsey
Saul K. Fenster
Robert F. Gunia
Maurice Holmes
Robert E. LaBlanc
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
David R. Odenath, Jr.
Stephen Stoneburn
Joseph Weber
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
George P. Attisano, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments
   Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Advisers
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Alliance Capital Management, L.P.
1345 Avenue of the Americas
New York, NY 10105

Distributor
Prudential Investment
   Management Services LLC
Three Gateway Center, 14th Floor
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

Fund Symbols
                 NASDAQ   CUSIP
Class A Shares   SPFAX   86276R106
Class B Shares   SPFBX   86276R205
Class C Shares   SPFCX   86276R304
Class Z Shares   SPFZX   86276R403

(ICON)
MFSP500E                  (ICON) Printed on Recycled Paper

                         Strategic PartnersSM (ICON)
       Strategic Partners New Era Growth Fund

                         ANNUAL REPORT
                         FEBRUARY 28, 2001

                         Fund Type   Stock
                         Objective   Long-term growth of capital

(GRAPHIC)

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

Strategic PartnersSM   Strategic Partners New Era Growth Fund

Performance at a Glance

Investment Goals and Style
The investment objective of the Strategic Partners
New Era Growth Fund is long-term
growth of capital. The Fund's strategy is to combine the efforts of two investment advisers who employ a growth style: Jennison
Associates (Jennison) and Massachusetts
Financial Services (MFS). Jennison invests in small and midsize companies that it believes have superior management, a unique market niche, or a strong new product profile, and are attractively valued. MFS focuses on companies of any size that are early in their life cycle or otherwise are expected to accelerate their growth rate. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition

   Sectors expressed as a percentage of
net assets as of 2/28/01
      36.4%  Technology
      17.0   Healthcare
      13.0   Communication Services
      11.0   Consumer Cyclical
       7.3   Energy
       6.9   Financials
       3.3   Miscellaneous
       5.1   Cash and Equivalents

Five Largest Holdings

   Expressed as a percentage of the Fund's
net assets as of 2/28/01
   2.2%  American Tower Corp.
         Telecommunications Equipment
   2.1   Tyco International, Ltd.
         Diversified Manufacturing
   1.9   Express Scripts, Inc.
         Drugs & Healthcare
   1.8   Gemstar-TV Guide Int'l, Inc.
         Media
   1.7   Tektronix, Inc.
         Instrument-Controls

Holdings are subject to change.

www.strategicpartners.com        (800) 225-1852

Cumulative Total Returns1               As of 2/28/01

                          Since Inception2        Since Inception2
                        (Without sales charge)   (With sales charge)

   Class A                     -9.50%                -14.03%
   Class B                     -9.60                 -14.60
   Class C                     -9.60                 -11.50
   Class Z                     -9.30                  -9.30
   Lipper Multi-Cap
     Growth Fund Avg.3        -11.30                    N/A

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management
LLC and Lipper Inc. Since the Fund has
been in existence less than one year, returns are cumulative, and therefore no average annual total returns are presented. The Fund charges a maximum front-end sales charge of 5% for Class A shares.
Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class
A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception date: Class A, B, C, and Z, 11/22/00.

3 The Lipper Since Inception return is for all funds in each share class in the Multi-Cap
Growth Fund category. The Lipper average is unmanaged. The
Lipper Multi-Cap Growth Fund Average
includes funds that invest in a variety of market capitalization ranges, generally have between 25% to 75% of their equity assets invested in companies with market capitalizations above 300% of the dollar-weighted median of the S&P(r) Mid-Cap 400 Index, invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index, and have an above-average price/earnings ratio, price-to-book ratio, and three-year earnings growth figure.

S&P(r) is a registered trademark of The McGraw-Hill
Companies, Inc.

Strategic PartnersSM (ICON)

Strategic Partners New Era Growth Fund

April 19, 2001

Dear Shareholder,
The first fiscal period of the Strategic Partners
New Era Growth Fund--a three-month
period from its inception on November 22, 2000 through February 28, 2001--proved to be a very difficult time for the growth investing style. Between 1994 and 1999, investors saw an unprecedented six successive years in which the growth style of investing outperformed value. Around the turn of the year 2000, there was an unsustainable narrowing of market gains in the technology and telecommunications sectors. Consequently, the Fund's reporting period came during a period of adjustment in global technology inventories and also in share prices. In addition, the U.S.
Federal Reserve (the Fed) had increased
short-term interest rates three times in the first half of 2000. These factors together created widespread expectations that the U.S.
economy would slow, damaging rapidly
growing companies' earnings potential and the attractiveness of growth stocks.

Over this time, the Fund's Class A shares returned
-9.50% (-14.03% to those paying the
maximum one-time Class A share sales charge) compared with an 11.30% decline for the Lipper Multi-Cap Growth Fund Average. The Fund substantially outperformed the terrible growth-stock market and modestly outperformed its peer group average. The primary reason for this outperformance was the Jennison-selected technology stocks, which held up far better than the sector average.

Sincerely,


David R. Odenath, Jr., President
Strategic Partners Series--Strategic Partners New Era Growth Fund

Strategic PartnersSM   Strategic Partners New Era Growth Fund

Annual Report   February 28, 2001

INVESTMENT ADVISERS' REPORT

NO AVOIDING TECHNOLOGY
Aggressive growth funds generally have a substantial representation of technology companies, and in this reporting period, that commitment hurt our return. During this volatile period, MFS maintained a smaller commitment to technology than usual for them, while Jennison scaled back their exposure to the sector. The impact of falling technology stocks was mitigated by Jennison's stock selections. Electronic Arts, Rational Software,
Vitesse Semiconductor, and Intuit (See Comments on
Jennison's Largest Holdings) were
among the Jennison-selected stocks that made positive contributions to the Fund's return.
MFS's technology holdings favored networking and telecommunications, where earnings disappointments, notably from Cisco Systems, had a significant impact on stock performance. EMC (system memory), Sun Microsystems
(workstations and network computers),
and Analog Devices (signal processing chips) also particularly detracted from the Fund's return. Networking and telecommunications stocks, which have benefited from the huge recent investment in telecommunications networks, have suffered as investors became concerned that the telecommunications buildout may have been completed, at least for a while. (However, in January, new telecommunications equipment orders were up 13.5% over December--a significant improvement over the previous declining trend.)

MEDIA BEGAN TO RECOVER
While technology and telecommunications continued to be unpopular, media companies--the third leg of the Technology/Media/Telecommunications trio that had been so favored--staged a small recovery during this reporting period. Jennison had a significant commitment to broadcasting companies, such as USA Networks and AT&T-Liberty Media, and to companies in other media, such as Gemstar-TV Guide
International (see Comments on Jennison's Largest
Holdings). MFS benefited particularly from its investment in Clear Channel Communications
(see Comments on MFS's Largest Holdings). Taken together, the Fund's media holdings made a positive contribution to its return when growth-stock gains were hard to find.

Strategic PartnersSM   Strategic Partners New Era Growth Fund

Annual Report   February 28, 2001

HEALTHCARE PROVIDES COVER
As a defensive measure, each of the Fund's advisers had a greater commitment than usual in healthcare (see Comments on MFS's Largest
Holdings). Both benefited from the
substantial rise of Express Scripts during our reporting period. Express Scripts provides a managed care drug benefit that delivers drugs that are on long-term prescriptions through the mail. Both had smaller returns from ALZA (see Comments on MFS's Largest
Holdings). However, Jennison's biotechnology companies--several small holdings--had an aggregate negative impact on the Fund's performance.

ENERGY WAS POSITIVE
In a declining overall growth-stock market, the small average gain of the Fund's position in oil service companies was welcome. Both advisers had invested in several companies in the industry, which they expect to benefit from increased drilling even if the global economy should slow somewhat. The largest positive contributions came from BJ Services (a
Jennison selection) and Global Marine (MFS).

The Fund also benefited from Jennison's
investments in natural gas pipelines,
particularly The Williams Companies. Although utilities have not usually been thought of as growth industries, the unmet demand for power has created an unusual opportunity. It provides a defensive growth investment--one with less risk of a loss--in the current hostile environment for technology stocks.

www.strategicpartners.com             (800) 225-1852

FINANCIALS ALSO HELPED
The Fund's holdings in the financial sector were considerably smaller, but they also helped the Fund's return. Jennison's investment in Lehman Brothers Holdings was among the larger positive contributors, while both advisers had small positive contributions from
Goldman Sachs Group (both companies are investment banks). Their gains may have reflected greater optimism after the series of interest-rate cuts that the Fed began in January
2001. Most of the Fund's other financial holdings had less impact on its performance.

Strategic Partners New Era Growth Fund Management Team

Strategic PartnersSM   Strategic Partners New Era Growth Fund

Annual Report   February 28, 2001

Comments on Jennison's Largest Holdings As of 2/28/01
Expressed as a percentage of Strategic Partners
New Era Growth Fund assets managed by Jennison.

3.5%   Gemstar-TV Guide International, Inc./Media
Prior to their merger, we liked both Gemstar and TV Guide for their consistent earnings growth. After their merger, Gemstar's patented electronic program guide, plus TV Guide's content created a highly trafficked website, as well as the potential for smart Internet-linked entertainment devices. Gemstar's electronic book technology also has promise.

2.8%   Intuit Inc./Computer Software & Services
Intuit is a leading provider of tax preparation and personal finance software products that enable people and small businesses to manage their financial activities. Products and services include QuickBooks, Quicken and Quicken Turbo Tax, as well as an expanding array of Internet-based financial services such as mortgage and payroll services.

2.6%   CSG Systems International, Inc./Data
Processing/Management
CSG provides equipment for customer service and billing for telecommunications service providers, such as cable TV, broadcast satellite service, and telephones. Its operating margin is 31%, and its return on equity is 67%.
This is a very profitable company with
sales that have been growing 36% a year.

2.5%   AT&T-Liberty Media Corp./Media
AT&T-Liberty Media Corp. is a media,
entertainment, and communications company with interests in a range of programming, communications, technology, and Internet businesses. Its brands include STARZ!, Discovery, Fox, USA, TV
Guide, QVC, and TBS.

2.4%   Interpublic Group of Cos.,
Inc./Advertising
Interpublic is the world's third largest advertising group, offering one-stop advertising, media buying, direct marketing, public relations, and related advertising and marketing services. It operates as more than 50 competing agencies, including McCann-
Erickson WorldGroup.

Holdings are subject to change.

www.strategicpartners.com    (800) 225-1852

Comments on MFS's Largest Holdings As of 2/28/01
Expressed as a percentage of Strategic Partners
New Era Growth Fund assets managed by MFS.

4.3%   Tyco International, Ltd./Diversified Industries
Tyco International is a diversified company that designs, manufactures, and distributes undersea cable communications systems, disposable medical supplies, electronic security systems, and other industrial products. In
December 2000, it acquired Lucent
Technologies' Power Systems business, which makes power products for the telecommunications and computer industries. Our familiarity with, and confidence in,
Tyco's management reinforces our expectation of strong revenue and earnings growth.

2.3%   Clear Channel Communications, Inc./Media
Clear Channel is the largest operator of radio stations in the United States. In general, radio stocks were hurt by a general slowdown in advertising spending in 2000, but radio remains the fastest-growing segment of advertising. We expect spending to increase in the latter part of the year. Clear Channel's size after the recent acquisition of AMFM allows it to be a single source for radio advertisers.

2.3%   American Home Products Corp./Drugs & Healthcare
American Home Products specializes in the discovery and development of drugs, consumer healthcare, and agricultural products. It is particularly attractive because it has no major patent expirations in the near future and a solid lineup of new products in the pipeline. Although its core business is growing at a mid-teens rate, its shares were priced well below the typical multiple of earnings for a drug stock.

2.1%   Bristol-Myers Squibb Co./Drugs & Healthcare
Bristol-Myers Squibb Company is a major producer and distributor of pharmaceuticals, consumer medicines, nutritional aids, medical devices, and beauty care products. It is selling some of its nonstrategic businesses to focus on drugs and is introducing Vanlev, which is expected to be a blockbuster drug to treat hypertension. The stock declined when
Vanlev's FDA approval was delayed, but we expect the drug to be a major driver of earnings in 2002 and 2003.

2.1%   ALZA Corp./Drugs & Healthcare
ALZA is a drug company whose three major drugs have been growing at about 40% a year.
They include Concerta (for attention deficit disorder). In addition, ALZA has a good pipeline of drugs in development that should drive continuing growth. In March, ALZA received a takeover offer from Johnson & Johnson.

Holdings are subject to change.

       Strategic Partners Series     Strategic Partners New Era Growth Fund
             Portfolio of Investments as of February 28, 2001

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  94.9%
Common Stocks
-------------------------------------------------------------------------------------
Advertising  1.8%
    103,400   Interpublic Group of Cos., Inc.                     $      3,887,840
     34,100   TMP Worldwide, Inc.(a)                                     1,783,856
                                                                  ----------------
                                                                         5,671,696
-------------------------------------------------------------------------------------
Biotechnology  1.4%
     30,300   Genentech, Inc.(a)                                         1,590,750
     13,400   Human Genome Sciences, Inc.(a)                               736,163
     34,500   Protein Design Labs, Inc.(a)                               2,160,562
                                                                  ----------------
                                                                         4,487,475
-------------------------------------------------------------------------------------
Broadcasting  0.6%
     13,500   Hispanic Broadcasting Corp.(a)                               303,750
    111,600   UnitedGlobalCom, Inc. (Class 'A' Stock)(a)                 1,764,675
                                                                  ----------------
                                                                         2,068,425
-------------------------------------------------------------------------------------
Cable & Pay Television Systems  2.7%
     36,700   Cablevision Systems Corp. (Class 'A' Stock)(a)             2,847,920
    137,100   Charter Communications, Inc. (Class 'A' Stock)(a)          2,930,513
    103,600   EchoStar Communications Corp. (Class 'A'
               Stock)(a)                                                 2,706,550
                                                                  ----------------
                                                                         8,484,983
-------------------------------------------------------------------------------------
Commercial Services  0.7%
     19,300   Cintas Corp.                                                 695,102
     94,400   TeleTech Holdings, Inc.(a)                                 1,463,200
                                                                  ----------------
                                                                         2,158,302
-------------------------------------------------------------------------------------
Computers  2.0%
    118,000   Cisco Systems, Inc.(a)                                     2,795,125
     47,300   EMC Corp.(a)                                               1,880,648
     79,800   Sun Microsystems, Inc.(a)                                  1,586,025
                                                                  ----------------
                                                                         6,261,798

    8                                      See Notes to Financial Statements

       Strategic Partners Series     Strategic Partners New Era Growth Fund
             Portfolio of Investments as of February 28, 2001 Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Computer Software & Services  9.6%
     44,800   Affiliated Computer Services, Inc. (Class 'A'
               Stock)(a)                                          $      2,817,472
     76,200   Cadence Design Systems, Inc.(a)                            1,931,670
     40,500   DST Systems, Inc.(a)                                       2,470,500
     66,400   Electronic Arts, Inc.(a)                                   3,320,000
     27,700   Extreme Networks, Inc.(a)                                    626,280
    112,100   Intuit, Inc.(a)                                            4,610,112
     38,800   Lexmark International, Inc.(a)                             2,017,600
      1,612   McDATA Corp. (Class 'A' Stock)(a)                             28,815
     53,100   Microsoft Corp.(a)                                         3,132,900
    145,400   Parametric Technology Corp.(a)                             1,935,638
     58,000   Rational Software Corp.(a)                                 2,026,375
     55,300   Synopsys, Inc.(a)                                          3,003,481
     36,200   VERITAS Software Corp.(a)                                  2,350,737
                                                                  ----------------
                                                                        30,271,580
-------------------------------------------------------------------------------------
Data Processing/Management  3.5%
     39,500   Automatic Data Processing, Inc.                            2,330,500
    111,900   CSG Systems International, Inc.(a)                         4,217,231
     38,200   First Data Corp.                                           2,359,232
     44,000   Fiserv, Inc.(a)                                            2,178,000
                                                                  ----------------
                                                                        11,084,963
-------------------------------------------------------------------------------------
Diversified Industries  2.1%
    121,100   Tyco International, Ltd.                                   6,618,115
-------------------------------------------------------------------------------------
Drugs & Healthcare  14.1%
    103,300   ALZA Corp.(a)                                              4,085,515
     56,100   American Home Products Corp.                               3,465,297
     82,100   Andrx Group(a)                                             4,701,508
     69,800   Biovail Corp.(a)                                           3,221,270
     51,600   Bristol-Myers Squibb Co.                                   3,271,956
     65,000   Express Scripts, Inc. (Class 'A' Stock)(a)                 5,829,687
     25,500   Forest Laboratories, Inc.(a)                               1,773,015

    See Notes to Financial Statements                                      9

       Strategic Partners Series     Strategic Partners New Era Growth Fund
             Portfolio of Investments as of February 28, 2001 Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
     17,600   IMS Health, Inc.                                    $        473,440
     47,100   MedImmune, Inc.(a)                                         2,057,681
      1,370   Novartis AG                                                2,316,484
     30,300   OSI Pharmaceuticals, Inc.(a)                               1,321,838
     56,200   Pharmacia Corp.                                            2,905,540
     32,200   Sepracor, Inc.(a)                                          1,672,388
     59,800   Teva Pharmaceutical Industries Ltd., ADR                   3,812,250
     63,000   Watson Pharmaceuticals, Inc.(a)                            3,496,500
                                                                  ----------------
                                                                        44,404,369
-------------------------------------------------------------------------------------
Education  0.6%
     55,400   Apollo Group, Inc. (Class 'A' Stock)(a)                    1,945,925
-------------------------------------------------------------------------------------
Electronic Components  6.5%
     53,600   Analog Devices, Inc.(a)                                    1,999,280
     38,800   Applied Materials, Inc.(a)                                 1,639,300
     14,100   Applied Micro Circuits Corp.(a)                              377,175
     27,300   Celestica, Inc. (Sub Shares)(a)                            1,337,700
     21,200   Emulex Corp.(a)                                              653,225
     99,700   Flextronics International, Ltd.(a)                         2,642,050
     72,300   KLA-Tencor Corp.(a)                                        2,584,725
     23,800   Linear Technology Corp.                                      943,075
    106,600   LSI Logic Corp.(a)                                         1,717,326
     10,800   PMC-Sierra, Inc.(a)                                          361,800
     71,200   Solectron Corp.(a)                                         1,940,200
     24,900   Vitesse Semiconductor Corp.(a)                               981,994
     81,900   Xilinx, Inc.(a)                                            3,183,862
                                                                  ----------------
                                                                        20,361,712
-------------------------------------------------------------------------------------
Financial Services  5.8%
    136,700   E*TRADE Group, Inc.(a)                                     1,231,667
     47,700   Freddie Mac                                                3,141,045
     15,800   Goldman Sachs Group, Inc.                                  1,449,650
     35,300   Household International, Inc.                              2,044,576
     51,100   Lehman Brothers Holdings, Inc.                             3,508,015

    10                                     See Notes to Financial Statements

       Strategic Partners Series     Strategic Partners New Era Growth Fund
             Portfolio of Investments as of February 28, 2001 Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
     35,400   Providian Financial Corp.                           $      1,770,354
     29,700   State Street Corp.                                         2,983,365
     67,900   Stilwell Financial, Inc.                                   2,166,010
                                                                  ----------------
                                                                        18,294,682
-------------------------------------------------------------------------------------
Gas Pipelines  2.0%
     40,600   Dynegy, Inc. (Class 'A' Stock)                             1,908,200
     24,291   El Paso Corp.                                              1,707,657
     64,800   Williams Cos., Inc.                                        2,702,160
                                                                  ----------------
                                                                         6,318,017
-------------------------------------------------------------------------------------
Human Resources  0.2%
     24,000   Robert Half International, Inc.(a)                           577,440
-------------------------------------------------------------------------------------
Instrument - Controls  2.3%
    210,000   Tektronix, Inc.(a)                                         5,184,900
     69,700   Thermo Electron Corp.(a)                                   1,944,630
                                                                  ----------------
                                                                         7,129,530
-------------------------------------------------------------------------------------
Insurance  1.1%
     30,600   Hartford Financial Services Group, Inc.                    1,953,810
     31,000   St. Paul Cos., Inc.                                        1,434,990
                                                                  ----------------
                                                                         3,388,800
-------------------------------------------------------------------------------------
Internet Content  5.8%
     49,900   Akamai Technologies, Inc.(a)                                 845,181
     27,950   Check Point Software Technologies, Ltd.(a)                 1,792,294
     44,300   CheckFree Corp.(a)                                         2,134,706
    331,300   Exodus Communications, Inc.(a)                             4,845,262
     54,400   Interwoven, Inc.(a)                                          901,000
    121,500   Macromedia, Inc.(a)                                        3,561,469
     14,700   Netegrity, Inc.(a)                                           652,313
    166,300   RealNetworks, Inc.(a)                                      1,195,281

    See Notes to Financial Statements                                     11

       Strategic Partners Series     Strategic Partners New Era Growth Fund
             Portfolio of Investments as of February 28, 2001 Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
     35,600   RSA Security, Inc.(a)                               $      1,691,000
     14,400   VeriSign, Inc.(a)                                            686,700
                                                                  ----------------
                                                                        18,305,206
-------------------------------------------------------------------------------------
Leisure  1.3%
     70,100   Harley-Davidson, Inc.                                      3,038,835
     30,000   Harrah's Entertainment, Inc.(a)                              930,600
                                                                  ----------------
                                                                         3,969,435
-------------------------------------------------------------------------------------
Media  6.0%
    278,700   AT&T-Liberty Media Corp. (Class 'A' Stock)(a)              4,096,890
     62,200   Clear Channel Communications, Inc.(a)                      3,554,730
    127,000   Gemstar-TV Guide International, Inc.(a)                    5,746,750
    107,800   USA Networks, Inc.(a)                                      2,540,038
     57,100   Viacom, Inc. (Class 'B' Stock)(a)                          2,837,870
                                                                  ----------------
                                                                        18,776,278
-------------------------------------------------------------------------------------
Medical Technology  1.5%
     32,500   Applera Corp.-Applied Biosystems Group                     2,245,750
     52,000   Medtronic, Inc.                                            2,661,360
                                                                  ----------------
                                                                         4,907,110
-------------------------------------------------------------------------------------
Oil & Gas Equipment  1.5%
     65,300   Cooper Cameron Corp.(a)                                    3,903,634
     38,900   Grant Prideco, Inc.(a)                                       710,703
                                                                  ----------------
                                                                         4,614,337
-------------------------------------------------------------------------------------
Oil & Gas Services  3.5%
     50,500   BJ Services Co.(a)                                         3,838,000
     66,600   Global Marine, Inc.(a)                                     1,912,086
     79,900   Santa Fe International Corp.                               2,992,255
     47,100   Transocean Sedco Forex, Inc.                               2,266,923
                                                                  ----------------
                                                                        11,009,264
-------------------------------------------------------------------------------------
Retail  4.9%
     51,900   CVS Corp.                                                  3,165,900
     70,300   Dollar Tree Stores, Inc.(a)                                1,955,219

    12                                     See Notes to Financial Statements

       Strategic Partners Series     Strategic Partners New Era Growth Fund
             Portfolio of Investments as of February 28, 2001 Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
     47,900   Home Depot, Inc.                                    $      2,035,750
     95,100   Limited, Inc.                                              1,678,515
     57,100   RadioShack Corp.                                           2,443,880
     39,100   Safeway, Inc.(a)                                           2,123,521
     38,500   Wal-Mart Stores, Inc.                                      1,928,465
                                                                  ----------------
                                                                        15,331,250
-------------------------------------------------------------------------------------
Telecommunications  6.4%
     47,500   Allegiance Telecom, Inc.(a)                                  961,875
     20,600   Amdocs, Ltd.(a)                                            1,339,206
     55,200   Level 3 Communications, Inc.(a)                            1,397,250
    169,500   Metromedia Fiber Network, Inc. (Class 'A'
               Stock)(a)                                                 1,610,250
     43,900   NTL, Inc.(a)                                               1,140,961
    100,700   Sprint Corp. (PCS Group)(a)                                2,535,626
     35,100   Time Warner Telecom, Inc. (Class 'A' Stock)(a)             2,270,531
    136,100   TyCom, Ltd.(a)                                             2,687,975
     94,000   Western Wireless Corp. (Class 'A' Stock)(a)                3,965,625
    145,400   XO Communications, Inc. (Class 'A' Stock)(a)               2,162,825
                                                                  ----------------
                                                                        20,072,124
-------------------------------------------------------------------------------------
Telecommunications Equipment  6.7%
    234,000   American Tower Corp. (Class 'A' Stock)(a)                  6,771,960
     63,800   CIENA Corp.(a)                                             4,286,563
     26,800   Comverse Technology, Inc.(a)                               2,008,325
     22,200   Corning, Inc.                                                601,620
     21,800   Gilat Satellite Networks, Ltd.(a)                            765,725
     29,600   JDS Uniphase Corp.(a)                                        791,800
     40,400   Powerwave Technologies, Inc.(a)                              631,881
     38,800   QUALCOMM, Inc.(a)                                          2,126,725
     58,700   Tekelec, Inc.(a)                                           1,111,631
     44,000   Tellabs, Inc.(a)                                           1,916,750
                                                                  ----------------
                                                                        21,012,980
-------------------------------------------------------------------------------------
Utilities-Electric & Gas  0.3%
     61,200   PG&E Corp.                                                   854,352
                                                                  ----------------
              Total long-term investments (cost $323,728,445)          298,380,148
                                                                  ----------------

    See Notes to Financial Statements                                     13

       Strategic Partners Series     Strategic Partners New Era Growth Fund
             Portfolio of Investments as of February 28, 2001 Cont'd.

Principal                                Moody's
Amount                                   Ratings        Interest    Maturity    Value
(000)         Description                (Unaudited)    Rate        Date        (Note 1)
---------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  3.0%
Commercial Paper  2.8%
  $  8,106    American Express Credit
               Corp.                     P-1            5.42%       3/01/01     $    8,106,000
       734    General Electric Capital
               Corp.                     P-1            5.40        3/01/01            734,000
                                                                                --------------
                                                                                     8,840,000
U.S. Government Agencies  0.2%
       253    Federal Home Loan Mortgage
               Corp.                                    5.23        3/01/01            253,000
       250    Student Loan Marketing
               Association                              5.23        3/01/01            250,000
                                                                                --------------
                                                                                       503,000
              Total short-term
               investments
               (cost $9,343,000)                                                     9,343,000
                                                                                --------------
              Total Investments  97.9%
               (cost $333,071,445; Note
               4)                                                                  307,723,148
              Other assets in excess of
               liabilities  2.1%                                                     6,573,048
                                                                                --------------
              Net Assets  100.0%                                                $  314,296,196
                                                                                --------------
                                                                                --------------

------------------------------
The following abbreviations are used in portfolio descriptions:
ADR--American Depository Receipt.
AG--Aktiengesellschaft (German Stock Company).
(a) Non-income producing security.

    14                                     See Notes to Financial Statements

       Strategic Partners Series     Strategic Partners New Era Growth Fund
             Statement of Assets and Liabilities

                                                                 February 28, 2001
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $333,071,445)                         $   307,723,148
Cash                                                                      178,085
Receivable for investments sold                                        11,149,289
Receivable for Fund shares sold                                           569,086
Deferred offering cost                                                    228,543
Dividends and interest receivable                                          40,006
                                                                 -----------------
      Total assets                                                    319,888,157
                                                                 -----------------
LIABILITIES
Payable for investments purchased                                       4,263,657
Payable for Fund shares reacquired                                        602,708
Accrued expenses and other liabilities                                    291,357
Management fee payable                                                    240,086
Distribution fee payable                                                  194,153
                                                                 -----------------
      Total liabilities                                                 5,591,961
                                                                 -----------------
NET ASSETS                                                        $   314,296,196
                                                                 -----------------
                                                                 -----------------
Net assets were comprised of:
      Shares of beneficial interest, at par                       $        34,737
      Paid-in capital in excess of par                                345,996,629
                                                                 -----------------
                                                                      346,031,366
   Net investment loss                                                     (4,026)
   Net realized loss on investments                                    (6,382,847)
   Net unrealized depreciation on investments                         (25,348,297)
                                                                 -----------------
Net assets, February 28, 2001                                     $   314,296,196
                                                                 -----------------
                                                                 -----------------

    See Notes to Financial Statements                                     15

       Strategic Partners Series     Strategic Partners New Era Growth Fund
             Statement of Assets and Liabilities Cont'd.

                                                                 February 28, 2001
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share ($63,565,572
      / 7,023,301 shares of beneficial interest issued and
      outstanding)                                                          $9.05
   Maximum sales charge (5% of offering price)                                .48
                                                                 -----------------
   Maximum offering price to public                                         $9.53
                                                                 -----------------
                                                                 -----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($114,003,281 / 12,604,898 shares of beneficial
      interest issued and outstanding)                                      $9.04
                                                                 -----------------
                                                                 -----------------
Class C:
   Net asset value and redemption price per share
      ($100,162,739 / 11,074,898 shares of beneficial interest
      issued and outstanding)                                               $9.04
   Sales charge (1% of offering price)                                        .09
                                                                 -----------------
   Offering price to public                                                 $9.13
                                                                 -----------------
                                                                 -----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($36,564,604 / 4,033,427 shares of beneficial
      interest issued and outstanding)                                      $9.07
                                                                 -----------------
                                                                 -----------------

    16                                     See Notes to Financial Statements

       Strategic Partners Series     Strategic Partners New Era Growth Fund
             Statement of Operations

                                                              November 22, 2000(a)
                                                                    Through
                                                               February 28, 2001
----------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Interest                                                      $      472,741
   Dividends (net of foreign withholding tax of $130)                   186,160
                                                              --------------------
      Total income                                                      658,901
                                                              --------------------
Expenses
   Management fee                                                       814,947
   Distribution fee--Class A                                             46,924
   Distribution fee--Class B                                            321,690
   Distribution fee--Class C                                            283,678
   Registration fees                                                    110,000
   Reports to shareholders                                               82,000
   Amortization of offering costs                                        66,457
   Transfer agent's fees and expenses                                    65,000
   Custodian's fees and expenses                                         59,000
   Audit fee                                                             30,000
   Legal fees and expenses                                               16,000
   Trustees' fees and expenses                                           13,000
   Miscellaneous                                                          4,326
                                                              --------------------
      Total expenses                                                  1,913,022
                                                              --------------------
Net investment loss                                                  (1,254,121)
                                                              --------------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
AND FOREIGN CURRENCIES
Net realized loss on
   Investment transactions                                           (6,382,847)
   Foreign currency transactions                                         (4,026)
                                                              --------------------
                                                                     (6,386,873)
                                                              --------------------
Net unrealized depreciation on
   Investments                                                      (25,348,297)
                                                              --------------------
Net loss on investments and foreign currencies                      (31,735,170)
                                                              --------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS             $  (32,989,291)
                                                              --------------------
                                                              --------------------
---------------
(a) Commencement of investment operations.

    See Notes to Financial Statements                                     17

       Strategic Partners Series     Strategic Partners New Era Growth Fund
             Statement of Changes in Net Assets

                                                             November 22, 2000(a)
                                                                   Through
                                                              February 28, 2001
---------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment loss                                          $   (1,254,121)
   Net realized loss on investments and foreign currencies          (6,386,873)
   Net unrealized depreciation on investments                      (25,348,297)
                                                             --------------------
   Net decrease in net assets resulting from operations            (32,989,291)
                                                             --------------------
Fund share transactions (Note 5)
   Net proceeds from shares sold                                   373,610,244
   Cost of shares reacquired                                       (26,324,757)
                                                             --------------------
   Net increase in net assets from Fund share transactions         347,285,487
                                                             --------------------
Total increase                                                     314,296,196
NET ASSETS
Beginning of period                                                         --
                                                             --------------------
End of period                                                   $  314,296,196
                                                             --------------------
                                                             --------------------
------------------------------
(a) Commencement of investment operations.

    18                                     See Notes to Financial Statements

       Strategic Partners Series     Strategic Partners New Era Growth Fund
             Notes to Financial Statements

      Strategic Partners Series (the 'Company') is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Company currently consists of three Series: Strategic Partners Series--Strategic Partners Focused Growth Fund, Strategic Partners New Era Growth Fund (the 'Fund') and Strategic Partners Focused Value Fund. The financial statements of the other funds are not presented herein. The Company was established as a Delaware business trust on January 28, 2000.

      The investment objective of the Fund is long-term growth of capital. Under normal market conditions, the Fund intends to invest primarily (at least 65% of its total assets) in equity-related securities of emerging U.S. companies that are selected by the Fund's two investment subadvisers as having strong capital appreciation potential.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities for which the primary market is on an
exchange or NASDAQ National Market securities are valued at the last sale price on such exchange on the day of valuation, or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments Fund Management LLC ('PIFM'), in consultation with the subadvisers, to be over-the-counter, are valued by an independent pricing agent or principal market maker. Privately placed securities including equity securities for which market prices may be obtained from primary dealers shall be valued at the bid prices provided by such primary dealers. Securities for which market quotations are not readily available, may be valued using the last available market quotation for a period not to exceed five days, provided PIFM and the subadvisers feel this is representative of market value. If such valuation is not available then the securities are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

      All securities are valued as of 4:15 p.m., New York time.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
                                                                          19

       Strategic Partners Series     Strategic Partners New Era Growth Fund
             Notes to Financial Statements Cont'd.

      (i) market value of investment securities, other assets and liabilities--at the closing daily rates of exchange;

      (ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains on investment transactions.

      Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from sales and maturities of short-term securities and forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates of security transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from the valuing of foreign currency denominated assets (excluding investments) and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses from security transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

       Strategic Partners Series     Strategic Partners New Era Growth Fund
             Notes to Financial Statements Cont'd.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    For federal income tax purposes, each series in the Company is treated as a separate tax paying entity. It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Offering Expenses:    Offering cost of approximately $295,000 are being
amortized ratably over a period of twelve months from the date the Fund commenced investment operations.

      Reclassification of Capital Accounts:    The Fund accounts for and reports
distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gains, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease net investment loss by $1,250,095, decrease accumulated net realized loss on investments by $4,026, and decrease paid-in capital by $1,254,121 for the period ended February 28, 2001, due to realized net investment losses during the period and certain expenses not deductible for tax purposes. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements
The Company has a management agreement with PIFM. Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. PIFM has entered into subadvisory agreements with Jennison Associates LLC ('Jennison') and Massachusetts Financial Services Company ('MFS'). Each subadviser furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the services of the subadvisers, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses. Each of the two subadvisers manages approximately 50% of the assets of the Fund. In general, in order to maintain an approximately equal division of assets
                                                                          21

       Strategic Partners Series     Strategic Partners New Era Growth Fund
             Notes to Financial Statements Cont'd.

between the two subadvisers, all daily cash inflows (i.e., subscriptions and reinvested distributions) and outflows (i.e., redemptions and expense items) will be divided between the two subadvisers as PIFM deems appropriate. In addition, there will be periodic rebalancing of the portfolio's assets to take into account market fluctuations in order to maintain the approximately equal allocation. As a consequence, the portfolio will allocate assets from the better performing of the two subadvisers to the other.

      The management fee paid to PIFM is computed daily and payable monthly, at an annual rate of .90 of 1% of the Fund's average daily net assets up to and including $1 billion and .85 of 1% of such average daily net assets in excess of $1 billion.

      The Company has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees for Class A, B and C shares are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Class A, B and C Plans were .25%, 1% and 1%, respectively, of the average daily net assets of Class A, Class B and Class C shares for the period ended February 28, 2001.

      PIMS has advised the Fund that for the period ended February 28, 2001, it has received approximately $2,476,200 and $1,090,400 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the period ended February 28, 2001. From these fees, PIMS paid such sales charges to dealers which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the period ended February 28, 2001, it has received approximately $88,600 and $30,700 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIFM, PIMS and Jennison are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PIFM and an indirect, wholly owned subsidiary of Prudential, serves as the Company's transfer agent. During the period ended February 28, 2001, the Fund incurred fees of approximately

       Strategic Partners Series     Strategic Partners New Era Growth Fund
             Notes to Financial Statements Cont'd.

$60,900 for the services of PMFS. As of February 28, 2001, approximately $20,900 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

      For the period ended February 28, 2001, Prudential Securities Incorporated, an indirect, wholly owned subsidiary of Prudential, earned $720 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the period ended February 28, 2001 aggregated $532,502,347 and $202,391,055, respectively.

      The United States federal income tax basis of the Fund's investments at February 28, 2001 was $338,901,034 and, accordingly, net unrealized depreciation for federal income tax purposes was $31,177,886 (gross unrealized appreciation--$12,351,629; gross unrealized depreciation--$43,529,515).

      The Fund will elect, for United States federal income tax purposes, to treat net foreign currency losses of $4,026 and net short-term capital losses of $553,258 incurred in the four-month period ended February 28, 2001 as having been incurred in the following fiscal year.

Note 5. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There is an unlimited number of shares of beneficial interest, $.001 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z.
                                                                          23

       Strategic Partners Series     Strategic Partners New Era Growth Fund
             Notes to Financial Statements Cont'd.

      Transactions in shares of beneficial interest were as follows:

Class A                                                        Shares         Amount
-----------------------------------------------------------  ----------    ------------
November 22, 2000(a) through
  February 28, 2001:
Shares sold                                                   7,995,849    $ 79,992,567
Shares reacquired                                              (972,548)     (9,875,140)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                 7,023,301    $ 70,117,427
                                                             ----------    ------------
                                                             ----------    ------------
Class B
-----------------------------------------------------------
November 22, 2000(a) through
  February 28, 2001:
Shares sold                                                  13,076,238    $130,741,661
Shares reacquired                                              (471,340)     (4,817,630)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                12,604,898    $125,924,031
                                                             ----------    ------------
                                                             ----------    ------------
Class C
-----------------------------------------------------------
November 22, 2000(a) through
  February 28, 2001:
Shares sold                                                  11,441,130    $114,502,954
Shares reacquired                                              (366,232)     (3,643,962)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                11,074,898    $110,858,992
                                                             ----------    ------------
                                                             ----------    ------------
Class Z
-----------------------------------------------------------
November 22, 2000(a) through
  February 28, 2001:
Shares sold                                                   4,828,031    $ 48,373,062
Shares reacquired                                              (794,604)     (7,988,025)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                 4,033,427    $ 40,385,037
                                                             ----------    ------------
                                                             ----------    ------------

---------------
(a) Commencement of investment operations.
    24

       Strategic Partners Series     Strategic Partners New Era Growth Fund
             Financial Highlights

                                        November 22, 2000(a) Through February 28, 2001
                                ---------------------------------------------------------------
                                  Class A          Class B          Class C          Class Z
                                ------------     ------------     ------------     ------------
PER SHARE OPERATING
   PERFORMANCE:
Net asset value, beginning
   of period                      $  10.00         $  10.00         $  10.00         $  10.00
                                ------------     ------------     ------------     ------------
Income from investment
   operations
Net investment loss                  (0.02)           (0.04)           (0.04)           (0.02)
Net realized and unrealized
   loss on investments and
   foreign currencies                (0.93)           (0.92)           (0.92)           (0.91)
                                ------------     ------------     ------------     ------------
   Total from investment
      operations                     (0.95)           (0.96)           (0.96)           (0.93)
                                ------------     ------------     ------------     ------------
Net asset value, end of
period                            $   9.05         $   9.04         $   9.04         $   9.07
                                ------------     ------------     ------------     ------------
                                ------------     ------------     ------------     ------------
TOTAL RETURN(b):                     (9.50)%          (9.60)%          (9.60)%          (9.30)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(000)                             $ 63,565         $114,003         $100,163         $ 36,565
Average net assets (000)          $ 72,881         $124,911         $110,152         $ 43,658
Ratios to average net
assets:(c)
   Expenses, including
      distribution and
      service (12b-1) fees            1.64%            2.39%            2.39%            1.39%
   Expenses, excluding
      distribution and
      service (12b-1) fees            1.39%            1.39%            1.39%            1.39%
   Net investment loss               (0.90)%          (1.67)%          (1.67)%          (0.65)%
Portfolio turnover rate(d)              62%              62%              62%              62%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total returns for periods of less than one full year are not annualized.
(c) Annualized.
(d) Not annualized.
    See Notes to Financial Statements                                     25

       Strategic Partners Series     Strategic Partners New Era Growth Fund
             Report of Independent Accountants

To the Shareholders and Board of Trustees of Strategic Partners New Era Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Partners New Era Growth Fund (the 'Fund') at February 28, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the period November 22, 2000 (commencement of operations) through February 28, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 28, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
April 13, 2001

Strategic PartnersSM   Strategic Partners New Era Growth Fund

Getting the Most from Your Mutual Fund

Your financial professional can provide you with the following services:

There's No Reward Without Risk; but Is This Risk
Worth It?
Your financial professional can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

Keeping Up With the Joneses
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

Buy Low, Sell High
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

Strategic PartnersSM   Strategic Partners New Era Growth Fund

Getting the Most from Your Mutual Fund

Some mutual fund shareholders won't ever read this--they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake
We believe you will find this report easy to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

Performance at a Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats.
You'll find it first on the
"Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

www.strategicpartners.com  (800) 225-1852

Annual Report   February 28, 2001

investment adviser's report
The portfolio manager, who invests your money for you, reports on successful--and not-so-successful--strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

Portfolio of Investments
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the "Investment Adviser's Report" section that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement of Assets and Liabilities
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period.
It also shows how we calculate the net asset value per share for each class of shares.
The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

Statement of Operations
This is the income statement, which details income
(mostly interest and
dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here--both realized and unrealized.

Strategic PartnersSM   Strategic Partners New Era Growth Fund

Getting the Most from Your Mutual Fund

Statement of Changes in Net Assets
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it (through dividends and distributions) and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes to Financial Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how securities are priced. The Notes also explain who manages and distributes the Fund's shares and, more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

Independent accountant's Report
Once a year, an outside auditor looks over our books and certifies that the financial statements are fairly presented and comply with generally accepted accounting principles.

Tax Information
This is information that we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

www.strategicpartners.com    (800) 225-1852

Annual Report   February 28, 2001

Performance Comparison
These charts are included in the annual report and are required by the Securities
Exchange Commission. Performance is presented here as the return on a hypothetical
$10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided.
Investors cannot invest directly in an index.

Strategic PartnersSM   Strategic Partners New Era Growth Fund

Getting the Most from Your Mutual Fund

How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem.
We'd like to help. So we'll use this
space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs):
Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls-- sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

www.strategicpartners.com    (800) 225-1852

Annual Report   February 28, 2001

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment.
While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold
(converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government on the U.S. market and denominated in U.S. dollars.

Strategic PartnersSM   Strategic Partners New Era Growth Fund

Class A     Growth of a $10,000 Investment
(GRAPH)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since the Fund has been in existence less than one year, no average annual total returns are presented. The graph compares a $10,000 investment in Strategic Partners New Era Growth Fund (Class A shares) with a similar investment in the Standard & Poor's 500 Composite Stock Price Index
(S&P 500 Index) by portraying the
initial account values at the commencement of the share class, and the account values at the end of the current fiscal year (February 28, 2001). For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The
S&P 500 Index's total returns include
the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund. The
Index is not the only one that may be
used to characterize performance of stock funds.
Other indexes may portray different
comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

www.strategicpartners.com    (800) 225-1852

Class B     Growth of a $10,000 Investment
(GRAPH)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since the Fund has been in existence less than one year, no average annual total returns are presented. The graph compares a $10,000 investment in Strategic Partners New Era Growth Fund (Class B shares) with a similar investment in the S&P 500 Index by portraying the initial account values at the commencement of operations of the share class, and the account values at the end of the current fiscal year
(February 28, 2001). For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on February 28, 2001; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Class
B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The
S&P 500 Index's total returns include
the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund. The
Index is not the only one that may be
used to characterize performance of stock funds.
Other indexes may portray different comparative performance.
Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Strategic PartnersSM   Strategic Partners New Era Growth Fund

Class C     Growth of a $10,000 Investment
(GRAPH)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since the Fund has been in existence less than one year, no average annual total returns are presented. The graph compares a $10,000 investment in Strategic Partners New Era Growth Fund (Class C shares) with a similar investment in the S&P 500 Index by portraying the initial account values at the commencement of operations of the share class, and the account values at the end of the current fiscal year
(February 28, 2001). For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on February 28, 2001; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The
S&P 500 Index's total returns include
the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund. The
Index is not the only one that may be
used to characterize performance of stock funds.
Other indexes may portray different
comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

www.strategicpartners.com      (800) 225-1852

Class Z     Growth of a $10,000 Investment
(GRAPH)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since the Fund has been in existence less than one year, no average annual total returns are presented. The graph compares a $10,000 investment in Strategic Partners New Era Growth Fund (Class Z shares) with a similar investment in the S&P 500 Index by portraying the initial account values at the commencement of operations of the share class, and the account values at the end of the current fiscal year
(February 28, 2001). For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The
S&P 500 Index's total returns include
the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund. The
Index is not the only one that may be
used to characterize performance of utility stock funds. Other indexes may portray different comparative performance.
Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

For More Information

Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101
(800) 225-1852
(732) 482-7555 (Calling from outside the U.S.)

Trustees
Eugene C. Dorsey
Saul K. Fenster
Robert F. Gunia
Maurice Holmes
Robert E. LaBlanc
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
David R. Odenath, Jr.
Stephen Stoneburn
Joseph Weber
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
George P. Attisano, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments
   Fund Management LLC
Three Gateway Center, 14th  Floor
Newark, NJ 07102-4077

Investment Advisers
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Massachusetts Financial Services Co.
500 Boylston Street
Boston, MA 02116

Distributor
Prudential Investment
   Management Services LLC
Three Gateway Center, 14th Floor
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

Fund Symbols
                 NASDAQ   CUSIP
Class A Shares   SNGAX   86276R502
Class B Shares   SNGBX   86276R601
Class C Shares   SNGCX   86276R700
Class Z Shares   SNGZX   86276R809

(ICON)
MFSP501E

(ICON)  Printed on Recycled Paper